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                                                                   EXHIBIT 99.4

                            Certification Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Jerry
M. Brooks, Chief Financial Officer of Dril-Quip, Inc., a Delaware corporation (the "Company"), hereby certify that:

          (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Dated: March 26, 2003       /s/ Jerry M. Brooks
                                      -------------------------
                                      Name: Jerry M. Brooks
                                           Chief Financial
                                           Officer

    A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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